

EDGEN GROUP

CONNECTING SPECIALIZED PRODUCTS TO ENERGY & INFRASTRUCTURE APPLICATIONS



Stephens Fall Investment Conference

November 13, 2012

UPSTREAM MIDSTREAM DOWNSTREAM POWER NUCLEAR CIVIL MINING

Disclosures

This presentation is based on management's current beliefs and assumptions, which in turn are based on currently available information. All statements and other information contained in this presentation, other than statements of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements about our business strategy, growth opportunities and leverage targets. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission ("SEC"), including our Form 10-K for the 2011 year and subsequent filings. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. This presentation may contain data from third party sources. You should assume we have not independently verified the accuracy of such third party information.

You should assume that the information in this presentation is accurate only as of the date on the front cover of this presentation. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, although we may do so from time to time. Any such updating may be made through the filing of documents with the SEC, through press releases or through other public disclosure, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

This presentation may include financial information not prepared in accordance with U.S. generally accepted accounting principles (including, without limitation, EBIT, EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA pull-through, ROIC and variations thereof). These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these Non-GAAP measures have material limitations as analytical tools, are not a measurement of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to or superior to GAAP measures such as net income, operating income, net cash flows provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP. See the following presentation and Appendix A for a definition of these Non-GAAP measures and as appropriate, a reconciliation to their most directly comparable financial measures calculated in accordance with GAAP.

EDGEN GROUP

Edgen Group Snapshot

- **Leading global distributor of highly engineered, specialty steel products to the energy market**
- **Operating through two segments:**
  - Energy and Infrastructure ("E&I") Segment
  - Oil Country Tubular Goods ("OCTG") Segment
- **Global Presence**
  - 5 regional distribution centers, satellite stocking facilities and sales offices in 14 countries on 5 continents
  - 2011 sales : $1.7 billion
  - YTD 9/30/2012 sales : $1.5 billion
- **End-markets include upstream, midstream, and downstream energy and refining, and other civil infrastructure**
- **500+ employees worldwide**
- **Listed on the NYSE under ticker symbol "EDG"**





Successful History of Acquisitions and Platform Built for Growth

EDGEN GROUP



2011: $1,675MM
35% Revenue CAGR
Annual Sales:
2004: $207MM
Bourland & Leverich Founded
Thomas Pipe & Steel Founded
Thomas Pipe & Steel + 5 acquisitions: Edgen Corp Formed
JCP and Mgmt. acquire Edgen Corp.
Western Flow Products Acquisition
Murray International Metals Acquisition
Edgen Murray Formed
Equipment Valve and Supply Acquisition
PetroSteel International Acquisition
JCP and EM acquire Bourland & Leverich (B&L)
Edgen Group Formed and IPO
1935
1983
2002
2005
2006
2007
2008
2009
2010
2011
2012

- Serving the energy industry for over 75 years
- Acquired 6 businesses since 2005 to build complementary portfolio and global footprint
- Expanded our product lines in end-markets
- Recently established a presence in growth markets including Brazil, China, India and Saudi Arabia

Positioned for Continued Growth and Future Success

Note: 2004 – 2011 compound annual growth rate based on actual Edgen Murray results for 2004 and Edgen Group results for 2011.

EDGEN GROUP

The Edgen Group Approach

Focus on Specialized Products	▪ Relationships critical ▪ Essential to project and operations pathway ▪ Technical expertise valued
Target Opportunities to Add Value	▪ Partner with customers ▪ Supply complementary products ▪ Leverage adjacent end-markets
Agile and Responsive	▪ Respond to customers ▪ Monitor and support progress/developments ▪ Anticipate change
Asset Light Business Model and High Operating Leverage	▪ Efficient use of assets with minimal investment required for growth ▪ High operating leverage and cash flow conversion ▪ Strong cash flow generation
Selectively Acquire and Integrate Additional Market Leaders	▪ Experienced management team ▪ Proven track record of integration ▪ Highly adaptive information systems

What We Sell

Plate



- High yield structural grades
- Offshore quality grades
- Arctic steels
- Clad material
- Shipbuilding steels
- Specialty steels
  - Proprietary and modified steels
  - Abrasion resistant
  - Armor plates
- Stainless
- Duplex and super-duplex
- Nickel alloy

Sections



- Highly engineered sections
  - Universal beams and columns
  - Channels
  - W sections
  - S sections
  - C sections
  - Equal and unequal angles
  - Flat and round bars
  - Bulb flats

Pipe & Tube and Components



- Structural applications
  - Seamless
  - SAW/ERW
  - Sections
- Process applications
  - Seamless and welded
  - Low and high temp carbon steel
- OCTG
  - Seamless and welded OCTG
  - Premium connections
  - Tubular accessories
- Pipe components
  - Fittings
  - Flanges
  - Gaskets

Valves



- Ball valves
- Gates, globes and checks
  - Forged steel valves
  - Alloy valves
  - Wafer check valves
- Butterfly
- Actuation packages
- Plug valves
- Check valves
- Bleeder plugs
- Manual actuation accessories
- Automation controls

Project Mgmt. and Services



- Project Mgmt.
  - Market consultation
  - Technical guidance
  - Supply chain management
- Services
  - Cutting
  - Coating and finishing
  - Custom fabrication
  - Valve automation
  - Testing

Critical Partner to Major Global Suppliers and Customers

EDGEN GROUP

Value-Add for Suppliers

- Global market access
- Sales and marketing support
- Reduced investment in working capital
- Consistent, high-volume purchaser
- Knowledge of customer spending plans and material requirements
- Global network of 37 sales offices in key locations

Suppliers

TMK IPSCO, TATA, CAMERON, V&M, USS, DILLINGER HÜTTE, Tenaris, voestalpine

EDGEN GROUP

Customers

Anadarko Petroleum Corporation, DRIL-QUIP, ExxonMobil, bp, GE Oil & Gas, Laredo Energy, Bill Barrett Corporation, Shell, Chevron, FLUOR

Value-Add for Customers

- Broad specialized product portfolio
- Global logistical support and procurement services
- Understanding of supplier pricing, capacity and lead times
- Technical expertise and product selection consultation
- Capital, scale and footprint to supply large volume projects and MRO requirements
- Critical inventory available near major domestic and international hydrocarbon producing regions

Customer relationships of 20+ years provide stable MRO, project and drilling program sales
Supplier relationships of 25+ years yield favorable pricing, allocation and lead times

Local Business Model with Global Reach

- Strategic sales offices serving key customer decision makers in high growth markets
- Flexible distribution channels comprised of regional distribution centers, satellite stocking facilities, and third party providers
- Key Markets
  - Bakken
  - Eagle Ford
  - Permian
  - Canada
  - Latin America
  - Mexico
  - Brazil
  - North Sea
  - West Africa
  - Middle East
  - Caspian
  - India
  - China
  - Australia


Sales Office
Regional Distribution Facility

Act Quickly: Respond to Customers, Follow Growth and Adapt to Change

EDGEN GROUP

Aligned With Global Growth Trends

Forecast Energy Expenditure Growth by Region, 2012E – 2015E CAGR



U.K. 12.9%
Poland 16.7%
Russia 10.5%
CA 7.2%
U.S. 11.3%
Mid-East 7.0%
India 20.5%
Africa 12.8%
APAC 11.9%
UAE 11.3%
LatAm 12.6%
Brazil 15.4%
Nigeria 12.8%
Australia 12.6%

2011 Total CapEx: $820B

Global 2012E-2015E CAGR: 10.1%

Region   Country

Growth Highlights

U.S.	11.3%
APAC	11.9%
U.K.	12.9%
Brazil	15.4%
India	20.5%
Other Drivers:	
Specialized Products	↑
Highly Technical Extraction	↑
Pipe Length per Well	↑

Source: IHS World Industry Service Oil and Gas CapEx Forecast, as of September 2012

Target Activity Across Regions and Segments



Oil Sands Projects and Supply Agreements
Shale Drilling, Gathering and Field Sales, and Civil
Jack Ups and Petrochem
Pipelines, Refining and Mining
Jack Ups, Conductor & Subsea
Conductor and Sub-sea
Conductor and Sub-sea
Rig Construction and Civil
Downstream and Power Fabrication
Jack ups, Rig Construction and Conductor
Mining, LNG and Pipelines

Americas and OCTG	EMEA	APAC

EDGEN GROUP

Financial Highlights

Strong Growth	▪ 2004 to 2011 – Revenue CAGR 35% ▪ 2011 vs. 2010 – 33% Revenue growth – 44% Adjusted EBITDA growth ▪ YTD 9/30/2012 vs. YTD 9/30/2011 – 28% Revenue growth – 19% Adjusted EBITDA growth ▪ TTM Adjusted EBITDA of $142.6 million at 9/30/2012
Significant Operating Leverage	▪ Sales per employee - 2011: $3.1 million - YTD 9/30/2012 (annualized): $3.6 million ▪ Margin expansion opportunity ▪ Maintenance CapEx:<0.5% of sales ▪ Adjusted SG&A as a % of revenue - 2011: 5.3% - YTD 9/30/2012: 4.8% ▪ Inventory Turns: 4.5x
Strong Liquidity	▪ $195 million of revolving credit availability at September 30, 2012

Note: Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization plus impairment of goodwill in 2010, loss on prepayment of debt and equity-based compensation expense. Adjusted SG&A expense excludes $3.0 million of equity-based compensation expense related to the accelerated vesting of certain equity-based awards in 1H 2012.

Strong Revenue and Adjusted EBITDA Growth

Revenue



($MM)
2,000
1,600
1,200
800
400
0
33%
1,255
1,675
2010
2011

Adjusted EBITDA & Margin



($MM)
(%)
150
125
100
75
50
25
0
14
12
10
8
6
4
2
0
44%
87
125
6.9
7.5
2010
2011
Adj. EBITDA
Margin

YTD 9/30 Revenue



($MM)
1,750
1,500
1,250
1,000
750
500
250
0
28%
1,199
1,537
2011
2012

YTD 9/30 Adjusted EBITDA & Margin



($MM)
(%)
115
110
105
100
95
90
85
80
12
10
8
6
4
2
0
19%
7.7
7.2
110
93
2011
2012
Adj. EBITDA
Margin

Ability to Exercise Significant Operating Leverage

Note: Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization plus impairment of goodwill in 2010, loss on prepayment of debt, acquisition costs, and equity-based compensation expense. Revenue and Adjusted EBITDA for 2010 is pro forma to reflect the operating results of Bourland & Leverich as if it had been acquired on January 1, 2010.

Capitalization

($MM)	As of September 30, 2012	Interest Rate	Maturity
Cash and Equivalents	$19		
Edgen Murray Senior Secured Notes	462	12.25%	January – 2015
Edgen Murray ABL Facility ($195MM)	36	L + 325	May – 2014
B&L ABL Facility ($125MM)	52	L+325	Aug – 2014
B&L Seller Note	42	8.00%	Aug – 2019
Edgen Murray Capital Leases	19	8.00%	N/A
Net Debt	**$592**		

- Availability under ABL facilities of $195 million at September 30, 2012
- Refinanced Senior Secured Notes in October 2012 and reduced interest rate from 12.25% to 8.75% and annual interest expense by approximately $9.7 million
- S&P rating corporate family rating upgrade to B+; Moody's rating upgrade to B3
- Net leverage of 4.2x at September 30, 2012. Long-term net leverage target of less than 2.0x

Focused on Optimizing the Capital Structure to Drive Exceptional Earnings Growth

Summary

- Attractive Financial Model
- Extensive Offering of Specialized Products
- Experienced and Motivated Management Team
- **Focused on Delivering Value to Our Customers and Returns to Our Stakeholders**
- Long-Standing Relationships with Major Global Suppliers and Customers
- Favorable End-Market Dynamics
- Local Business Model with Global Reach

EDGEN GROUP